UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2012

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 West 78th Street, Suite 520, Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 835-1874

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On May 22, 2012, Apogee Enterprises, Inc. issued a press release announcing that CFO James Porter will present at the 2012 InvestMNt conference on May 24, 2012. At this conference, Mr. Porter will reaffirm Apogee’s fiscal year 2013 earnings guidance of $0.40 to $0.50, with mid-single digit revenue growth, and positive free cash flow after spending capital of approximately $25 million. A copy this press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit 99.1	Press Release issued by Apogee Enterprises, Inc. dated May 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter Chief Financial Officer

Dated: May 22, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Apogee Enterprises, Inc. dated May 22, 2012.